UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2021

Talkspace, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39314	84-4636604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address Not Applicable		Address Not Applicable
(Address of principal executive offices)		(Zip Code)

(212) 284-7206

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TALK	Nasdaq Global Select Market
Warrants to purchase common stock	TALKW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2021, Talkspace, Inc. (the “Company”) entered into an executive retention agreement (a “Retention Agreement”) with Jennifer Fulk, the Company’s Chief Financial Officer (the “Executive”). Under the terms of the Retention Agreement, the Executive will be entitled to receive a cash retention bonus equal to $400,000 which amount shall be paid in two equal installments on (i) the first payroll date following the last day of the second quarter of the fiscal year ending December 31, 2022 (the “First Retention Payment”) and (ii) the first payroll date following the last day of the third quarter of the fiscal year ending December 31, 2022 (the “Second Retention Payment”). The First Retention Payment and the Second Retention Payment shall both be subject to the Executive’s continued employment through the date of payment. Additionally, the Second Retention Payment shall be subject to the Executive’s continued employment through December 31, 2022 (with the Company retaining the right to seek repayment of the Second Retention Payment in the event the Executive resigns or is terminated “for cause” after receiving the Second Retention Payment but prior to December 31, 2022).

The foregoing description of the Executive’s Retention Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Executive’s Retention Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Retention Agreement, dated December 6, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talkspace, Inc.

Date:	December 10, 2021	By:	/s/ Jennifer Fulk
Chief Financial Officer